                                                                   EXHIBIT 99.1


Contact:   Brad Tilden               -or-          Lou Cancelmi
           206/433-3362                            206/433-3170

FOR IMMEDIATE RELEASE                                          January 30, 2003

                 ALASKA AIR GROUP REPORTS FOURTH QUARTER RESULTS

         SEATTLE -- Alaska Air Group, Inc. (NYSE:ALK) today reported a fourth quarter net loss of $43.1 million, or $1.62 per share, compared with a net loss of $37.4 million, or $1.41 per share, during the corresponding quarter in 2001. The company's fourth quarter results for 2001 include pre-tax compensation of $52.3 million that was received pursuant to the Air Transportation Safety and System Stabilization Act and a $10.2 million special charge related to the retirement of Horizon's F-28 fleet. Excluding these items, the company lost $63.9 million or $2.41 per share in the fourth quarter of 2001.

         For the full year, Alaska Air Group lost $118.6 million or $4.47 per share in 2002. Included in the company's 2002 full year results is a $51.4 million charge related to the write off of goodwill in connection with the adoption of Statement of Financial Accounting Standards No. 142. Excluding this charge, the company lost $67.2 million or $2.53 per share versus a loss of $43.4 million or $1.64 per share in 2001. Due to the September 11 terrorist acts, year over year comparisons of both financial and operational information are significantly impacted.

         "As expected, it was a difficult quarter, ending yet another difficult year for both the industry and Alaska Air Group," said John F. Kelly, chairman and chief executive officer. "And yet as difficult as it was, we continued to outperform most of the industry by maintaining our focus on delivering an award-winning product, by implementing further cost management initiatives, and by strengthening our network through the re-deployment of a portion of our fleet to strategic new markets. We expect that further changes in our industry will occur, but feel that we're well positioned to deal with the challenges and opportunities that lie ahead."

         Operationally, Alaska Airlines' passenger traffic in the fourth quarter increased 15.6 percent on a capacity increase of 15.5 percent. Load factor increased 0.1 points to 66.5 percent. The airline's operating revenue per available seat mile (ASM) decreased 3.4 percent, while its operating cost per ASM excluding fuel decreased 8.9 percent. Alaska's pretax loss was $58.6 million compared to a pretax loss of $18.8 million a year earlier. Alaska's 2001 pretax income includes $52.9 million of U.S. government compensation.

          Horizon Air's passenger traffic in the fourth quarter increased 28.7 percent on a 33.3 percent capacity increase. Load factor decreased by 2.2 points to 61.1 percent. The airline's operating revenue per ASM decreased 8.8 percent, while its operating cost per ASM excluding special charge decreased 24.6 percent. Excluding fuel and special charge, cost per ASM decreased 26.8 percent. Horizon's pretax loss was $5.8 million, compared to a pretax loss of $35.0 million a year earlier. Horizon's 2001 pretax income includes $0.6 million of U.S. government compensation.

         Alaska Air Group continues to have a strong cash position at December 31, 2002 with approximately $636 million in cash and marketable securities. The company's debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, was 77 percent.

         During the quarter, the company also recorded a non-cash charge to equity of $87.2 million (net of income taxes of $52.5 million) relating to the defined benefit pension plans that the company sponsors for eligible employees. This change is the result of an unfunded accrued benefit obligation resulting from lower than expected return on plan assets.

         A conference call regarding year-end and fourth quarter results will be simulcast via the Internet at 9:00 a.m. Pacific Standard Time. It may be accessed through the company's website at www.alaskaair.com.

         This report may contain forward-looking statements that are based on the best information currently available to management. These forward-looking statements are intended to be subject to the safe harbor protection provided by
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by phrases such as "will," "should," "the company believes," "we expect" or any other language indicating a prediction of future events. There can be no assurance that actual developments will be those anticipated by the company. Actual results could differ materially from those projected as a result of a number of factors, some of which the company cannot predict or control. For a discussion of these factors, please see Item 1 of the company's Annual Report on Form 10-K/A for the year ended December 31, 2001.

         Alaska Air Group is the parent company of Alaska Airlines, Inc. and Horizon Air Industries, Inc.

                                      # # #

                             ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In Millions Except Per Share Amounts)

                                              QUARTER ENDED              YEAR ENDED
                                               December 31               December 31
                                    -----------------------    ---------------------
                                    Restated                   Restated
                                      2001            2002       2001        2002
                                    --------         ------    --------    ---------
OPERATING REVENUES:
Passenger                            $ 425.0         $485.7    $1,972.4    $2,037.7
Freight and mail                        19.0           17.7        86.3        77.1
Other - net                             22.1           24.3        94.1       109.3
                                    --------         ------    --------    --------
TOTAL OPERATING REVENUES               466.1          527.7     2,152.8     2,224.1
                                    --------         ------    --------    --------

OPERATING EXPENSES:
Wages and benefits                     207.3          219.3       795.5       858.1
Contracted services                     21.7           23.7        86.7        93.0
Aircraft fuel                           59.3           79.4       324.3       302.0
Aircraft maintenance                    37.7           48.9       181.3       170.2
Aircraft rent                           47.4           48.8       186.0       190.4
Food and beverage service               13.7           16.3        58.3        66.2
Commissions                             12.3            3.9        60.2        35.0
Other selling expenses                  28.5           28.7       124.9       124.9
Depreciation and amortization           37.2           31.8       134.1       132.5
Loss (gain) on sale of assets            3.1            0.9         4.7         0.1
Landing fees and other rentals          36.6           36.4       128.2       140.3
Other                                   46.1           49.4       184.7       200.3
Special charges                         10.2              -        10.2           -
                                    --------         ------    --------    --------
TOTAL OPERATING EXPENSES               561.1          587.5     2,279.1     2,313.0
                                    --------         ------    --------    --------
OPERATING LOSS                         (95.0)         (59.8)     (126.3)      (88.9)
                                    --------         ------    --------    --------

NONOPERATING INCOME (EXPENSES):
Interest income                          4.0            5.1        22.2        21.2
Interest expense                       (12.9)         (11.5)      (47.4)      (46.3)
Interest capitalized                     1.3            1.2        10.6         2.7
U.S. government compensation            52.3              -        81.4         0.5
Other - net                             (4.0)           0.1        (4.0)        9.0
                                    --------         ------    --------    --------
                                        40.7           (5.1)       62.8        12.9
                                    --------         ------    --------    --------
Loss before income tax and
     accounting change                 (54.3)         (64.9)      (63.5)     (101.8)
Income tax benefit                     (16.9)         (21.8)      (20.1)      (34.6)
                                    --------         ------    --------    --------
Loss before accounting change          (37.4)         (43.1)      (43.4)      (67.2)
Cumulative effect of accounting
     change net of income tax              -              -           -       (51.4)
                                    --------         ------    --------    --------
NET LOSS                             $ (37.4)        $(43.1)     $(43.4)   $ (118.6)
                                    ========         ======    ========    ========

BASIC AND DILUTED LOSS PER SHARE     $ (1.41)        $(1.62)     $(1.64)   $  (4.47)
                                    ========         ======    ========    ========
Shares used for computation:
 Basic and Diluted                    26.528         26.556      26.499      26.546

                             ALASKA AIR GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(In Millions)

                                                  RESTATED
                                                 DECEMBER 31   DECEMBER 31
                                                    2001           2002
                                                 -----------   -----------
Cash and marketable securities                          $661           $636
                                                      ======         ======


Total current assets                                     919            967
Property and equipment-net                             1,822          1,779
Other assets                                             210            125
                                                      ------         ------
Total assets                                          $2,951         $2,871
                                                      ======         ======

Current liabilities                                     $752           $775
Long-term debt and capital lease obligations             852            857
Other liabilities and credits                            496            583
Shareholders' equity                                     851            656
                                                      ------         ------
Total liabilities and equity                          $2,951         $2,871
                                                      ======         ======


SUPPLEMENTAL TABLE
------------ -----

During 2002 and 2001, the Company's diluted loss per share (EPS) and net loss were impacted by the following (dollars in millions):

                                                           THREE MONTHS ENDED DECEMBER 31
                                                          2001 (RESTATED)             2002
                                                       ---------------------    ----------------
                                                       DOLLARS         EPS      DOLLARS    EPS
                                                       -------        ------    -------   ------
Net loss and diluted EPS excluding
 non-recurring items                                    $(63.9)       $(2.41)    $(43.1)  $(1.62)
U.S. government compensation                              32.9          1.24         -         -
Special charge - impairment of Horizon F-28 fleet         (6.4)        (0.24)        -         -
                                                       -------        ------    -------   ------
Reported amounts                                        $(37.4)       $(1.41)    $(43.1)  $(1.62)
                                                       =======        ======     ======   ======

                                                                YEAR ENDED DECEMBER 31
                                                          2001 (RESTATED)             2002
                                                       --------------------    ------------------
                                                       DOLLARS        EPS      DOLLARS      EPS
                                                       -------      -------    -------    -------
Net loss and diluted EPS excluding
 non-recurring items                                    $(88.3)      $(3.34)   $ (67.7)    $(2.55)
U.S. government compensation                              51.3         1.94        0.5       0.02
Special charge - impairment of Horizon F-38 fleet         (6.4)       (0.24)         -          -
Change in accounting principle related to goodwill           -       $    -      (51.4)     (1.94)
                                                        ------       ------    --------    ------
Reported amounts                                        $(43.4)      $(1.64)   $(118.6)    $(4.47)
                                                       =======      =======   ========    =======

                 ALASKA AIRLINES FINANCIAL AND STATISTICAL DATA


                                                     QUARTER ENDED DECEMBER 31                   YEAR ENDED DECEMBER 31
                                               ---------------------------------------   ---------------------------------------
                                               Restated                            %     Restated                            %
FINANCIAL DATA (IN MILLIONS):                    2001            2002           Change     2001            2002           Change
                                               --------         ------          ------   --------        --------         -------
Operating Revenues:
Passenger                                        $349.6         $392.2           12.2%   $1,607.6        $1,667.8          3.7%
Freight and mail                                   17.7           16.6           -6.2%       78.2            72.1         -7.8%
Other - net                                        18.2           21.0           15.4%       77.2            93.2         20.7%
                                                   ----         ------                       ----            ----
TOTAL OPERATING REVENUES                          385.5          429.8           11.5%    1,763.0         1,833.1          4.0%
                                                  -----         ------                    -------         -------

OPERATING EXPENSES:
Wages and benefits                                166.4          179.9            8.1%      642.9           705.5          9.7%
Contracted services                                19.0           20.4            7.4%       76.0            80.7          6.2%
Aircraft fuel                                      49.9           67.2           34.7%      269.8           257.3         -4.6%
Aircraft maintenance                               29.7           41.9           41.1%      129.7           145.2         12.0%
Aircraft rent                                      33.6           32.4           -3.6%      137.6           128.2         -6.8%
Food and beverage service                          13.2           15.6           18.2%       55.5            63.5         14.4%
Commissions                                        13.6            7.6          -44.1%       64.1            48.2        -24.8%
Other selling expenses                             23.8           23.1           -2.9%      102.7           101.9         -0.8%
Depreciation and amortization                      30.0           28.4           -5.3%      106.1           114.2          7.6%
Loss on sale of assets                              3.2            1.0          -68.8%        5.0             1.7        -66.0%
Landing fees and other rentals                     28.7           28.3           -1.4%       99.5           110.5         11.1%
Other                                              35.4           38.0            7.3%      145.7           150.7          3.4%
                                                  -----         ------                      -----           -----
TOTAL OPERATING EXPENSES                          446.5          483.8            8.4%    1,834.6         1,907.6          4.0%
                                                  -----         ------                    -------         -------
OPERATING LOSS                                    (61.0)         (54.0)         -11.5%      (71.6)          (74.5)         4.1%
                                                 ------         ------                     ------          ------
Interest income                                     4.4            5.7                       26.0            23.2
Interest expense                                  (12.9)         (11.5)                     (47.4)          (46.3)
Interest capitalized                                0.9            1.0                        7.5             2.1
U.S. government compensation                       52.9              -                       71.6             0.3
Other - net                                        (3.1)           0.2                       (2.5)            7.9
                                                  -----         ------                      -----             ---
                                                   42.2           (4.6)                      55.2           (12.8)
                                                   ----         ------                       ----          ------

LOSS BEFORE INCOME TAX                           $(18.8)        $(58.6)            NM      $(16.4)         $(87.3)          NM
                                                =======         ======                    =======         =======

OPERATING STATISTICS:

Revenue passengers (000)                          3,025          3,367           11.3%     13,668          14,154          3.6%
RPMs (000,000)                                    2,736          3,164           15.6%     12,249          13,186          7.6%
ASMs (000,000)                                    4,121          4,758           15.5%     17,919          19,360          3.0%
Passenger load factor                              66.4%          66.5%           0.1 pts    68.4%           68.1%        (0.3)pts
Breakeven load factor                              82.2%          78.4%          (3.7)pts    73.5%           73.1%        (0.4)pts
Yield per passenger mile                          12.78(cents)    12.40(cents)  -3.0%       13.12(cents)   12.65(cents)  -3.6%
Operating revenue per ASM                          9.35(cents)     9.03(cents)  -3.4%        9.84(cents)    9.47(cents)  -3.8%
Operating expenses per ASM                        10.84(cents)    10.17(cents)  -6.2%       10.24(cents)    9.85(cents)  -3.8%
Expense per ASM excluding fuel                     9.62(cents)     8.76(cents)  -8.9%        8.73(cents)    8.52(cents)  -2.4%
Fuel cost per gallon                               71.9(cents)     84.7(cents)  17.8%        88.3(cents)    79.6(cents)  -9.9%
Fuel gallons (000,000)                             69.6            79.3         13.9%       305.7          323.3          5.8%
Average number of employees                       9,834          10,065          2.3%      10,115         10,142          0.3%
Aircraft utilization (blk hrs/day)                  9.2            10.3         12.0%        10.4           10.6          1.9%
Operating fleet at period-end                       101             102          1.0%         101            102          1.0%
  NM - Not Meaningful

                   HORIZON AIR FINANCIAL AND STATISTICAL DATA

                                               QUARTER ENDED DECEMBER 31                       YEAR ENDED DECEMBER 31
                                         --------------------------------------         -------------------------------------
                                          Restated                        %              Restated                          %
                                           2001           2002          Change             2001          2002            Change
                                         --------        ------        -------          ---------        -----           ------
FINANCIAL DATA (IN MILLIONS):
Operating Revenues:
Passenger                               $ 79.0         $  97.9           23.9%          $ 380.0         $389.5              2.5%
Freight and mail                           1.3             1.1          -15.4%              8.1            5.0            -38.3%
Other - net                                4.7             4.4           -6.4%             20.3           20.7              2.0%
                                          ----            ----                           ------         ------            -----
TOTAL OPERATING REVENUES                  85.0           103.4           21.6%            408.4          415.2              1.7%
                                          ----            ----                           ------         ------            -----
Operating Expenses:
Wages and benefits                        40.9            39.4           -3.7%            152.6          152.6              0.0%
Contracted services                        3.5             4.3           22.9%             13.8           16.6             20.3%
Aircraft fuel                              9.3            12.2           31.2%             54.5           44.7            -18.0%
Aircraft maintenance                       8.0             7.0          -12.5%             51.6           25.1            -51.4%
Aircraft rent                             13.8            16.3           18.1%             48.4           62.2             28.5%
Food and beverage service                  0.6             0.7           16.7%              2.9            2.7             -6.9%
Commissions                                2.2             0.7          -68.2%             11.3            6.4            -43.4%
Other selling expenses                     4.7             5.6           19.1%             22.2           23.0              3.6%
Depreciation and amortization              6.9             3.2          -53.6%             26.7           17.0            -36.3%
loss on sale of assets                    (0.1)           (0.1)            NM              (0.4)          (1.6)              NM
Landing fees and other rentals             8.1             8.4            3.7%             30.2           31.2              3.3%
Other                                     10.4            11.1            6.7%             37.7           48.7             29.2%
Special charges                           10.2                         -100.0%             10.2                          -100.0%
                                         -----           -----                           ------         ------
TOTAL OPERATING EXPENSES                 118.5           108.8           -8.2%            461.7          428.6             -7.2%
                                         -----           -----                           ------         ------

OPERATING LOSS                           (33.5)          (5.4)             NM             (53.3)         (13.4)              NM
                                         -----           -----                           ------         ------
Interest Income                                                                                            0.7
Interest expense                          (0.3)          (0.5)                            (3.0)           (2.1)
Interest capitalized                       0.3            0.2                              3.0             0.6
U.S. government compensation              (0.6)                                            9.8             0.2
Other-net                                 (0.9)          (0.1)                            (1.6)            1.2
                                         -----           -----                           -----          ------
                                          (1.5)          (0.4)                             8.2             0.6
                                         -----           -----                           -----          ------
LOSS BEFORE INCOME TAX                  $(35.0)        $ (5.8)          -83.4%          $(45.1)         $(12.8)              NM
                                         =====           =====                           =====          ======


OPERATING STATISTICS:
Revenue passengers (000)                 1,034          1,194               15.5%        4,668           4,815              3.1%
RPMs (000,000)                             300            386               28.7%        1,350           1,514             12.1%
ASMs (000,000)                             474            632               33.3%        2,148           2,427             13.0%
Passenger load factor                     63.3%          61.1%              (2.2)pts      62.8%           62.4%            (0.4)pts
Breakeven load factor                     83.4%          65.0%             (18.7)pts      70.8%           65.0%            (5.8)pts
Yield per passenger mile                 26.33(cents)   25.35(cents)        -3.7%        28.15(cents)    25.73(cents)      -8.6%
Operating revenue per ASM*               17.93(cents)   16.36(cents)        -8.8%        19.02(cents)    17.11(cents)     -10.0%
Operating expenses per ASM*              22.85(cents)   17.22(cents)       -24.6%        21.02(cents)    17.66(cents)     -16.0%
Expense per ASM excluding fuel           20.89(cents)   15.29(cents)       -26.8%        18.48(cents)    15.82(cents)     -14.4%
Fuel cost per gallon                      77.4(cents)    87.7(cents)        13.3%         93.4(cents)     82.0(cents)     -12.2%
Fuel gallons (000,000)                    12.0           13.9               15.8%         58.3            54.5             -6.5%
Average number of employees              3,534          3,518               -0.5%        3,764           3,476             -7.7%
Aircraft utilization (blk hrs/day)         6.7            7.5               11.9%          7.6             7.5             -1.3%
Operating fleet at period-end               60             63                5.0%           60              63              5.0%

*2001 amounts exclude the impact of a special charge in December 2001. NM=Not Meaningful